<PAGE i>

                               SCHEDULE 14A
                              (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934



Filed by the registrant     [X]
Filed by a party other than the registrant   [  ]
Check the appropriate box:

[X]  Preliminary proxy statement					[ ] Confidential, for Use of the Commission
                           							       Only (as permitted by Rule 14a-6(e)(2))
[  ]   Definitive proxy statement
[  ]   Definitive additional materials
[  ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        SUBSTANCE ABUSE TECHNOLOGIES, INC.
-----------------------------------------------------------------------------
                      (Name of Registrant as Specified in Its Charter)


  	                    SUBSTANCE ABUSE TECHNOLOGIES, INC.
-----------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.
[  ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)  Title of each class of securities to which transaction applies:

	(2)  Aggregate number of securities to which transactions applies:

	(3)	  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

	(4)	  Proposed maximum aggregate value of transaction:

	(5)	  Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by
    Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 		(1)   Amount previously paid:
			(2)   Form, schedule or registration statement no.:
			(3)   Filing party:
	 	(4)   Date filed:

--------------------------------
1. Set forth the amount on which the filing fee is calculated and state how it was determined.


<PAGE ii>

                 SUBSTANCE ABUSE TECHNOLOGIES, INC.
                     	4517 N.W. 31st Avenue
                	 Ft. Lauderdale, Florida  33309

              	NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


To the Stockholders of
SUBSTANCE ABUSE TECHNOLOGIES, INC.


	The Special Meeting of Stockholders of Substance Abuse Technologies, Inc. (the "Company") will be held at the Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334, on Monday, May 5, 1997, at 10:00 a.m., Eastern Standard Time (the "Special Meeting"), for the following purpose:

		To approve an increase in number of authorized shares of the Company's Common Stock, par value $.01 per share, from 50,000,000 shares to 65,000,000 shares.

Only stockholders of record at the close of business on March 26, 1997 are entitled to notice of, and to vote at, the Special
Meeting or any adjournment thereof.

                         							By Order of the Board of Directors

                            				/s/Robert W. Berend
                                ----------------------------------
                        	 						Robert W. Berend
                         							Secretary


April 7, 1997





WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE SPECIAL MEETING OR, IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.


<PAGE 1>

                   	SUBSTANCE ABUSE TECHNOLOGIES, INC.
                        	4517 N.W. 31st Avenue
                    	Ft. Lauderdale, Florida  33309

                          	PROXY STATEMENT
                   	SPECIAL MEETING OF STOCKHOLDERS
                           	May 5, 1997

	This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Substance Abuse Technologies, Inc. (the "Company") of proxies to be voted at the Special Meeting of Stockholders (the "Special Meeting") to be held on Monday, May 5, 1997, or at any adjournment thereof. The purpose for which the Special Meeting is to be held is set forth in the preceding Notice of Special Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed on or about April 7, 1997 to holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), as of the close of business on March 26, 1997 (the "Record Date"), which has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting.

                       	VOTING SECURITIES

	On the Record Date, [36,030,591] shares of the Common Stock, which is the only class entitled to vote at the Special Meeting, were issued and outstanding. Each stockholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such stockholder as of the close of business on the Record Date. The affirmative vote of a majority of the outstanding shares of the Common Stock shall be necessary to approve an increase in the number of authorized shares of the Common Stock.

	Proxies will be voted as indicated in this Proxy Statement and the enclosed proxy. Shares represented by properly executed proxies, if received in time, will be voted in accordance with any specifications made therein. A proxy may be revoked by delivering a written notice of revocation to the Company (Attention: Robert Muccini, Treasurer) at its principal executive office or in person at the Special Meeting, or by a subsequently dated proxy, at any time prior to the voting thereof. The principal executive office of the Company is located at the above address.

	Rule 577 of the American Stock Exchange, Inc. permits a member firm to vote for the proposal to approve the increase in the number of authorized shares of the Company's Common Stock if the member firm holds the shares of the Common Stock for a beneficial owner and receives no instructions to the contrary within ten days after receipt by the beneficial owner of a copy of this Proxy Statement. The Company, accordingly, urges each beneficial owner to instruct the member firm which holds of record the stockholder's shares of the Common Stock to vote in favor of the proposal submitted to the stockholders for a vote.

	A stockholder shall have no right to receive payment for his, her or its shares as a result of stockholder approval of the proposal in the Notice of Special Meeting.

<PAGE 2>

            APPROVAL OF THE INCREASE IN THE NUMBER OF
               AUTHORIZED SHARES OF COMMON STOCK


	The Board of Directors of the Company has approved and recommends an Amendment to Article IV of the Certificate of Incorporation of the Company to increase the number of authorized shares of the Common Stock from 50,000,000 to 65,000,000. There will be no change effected in the par value of the Common Stock, which will remain as par value $.01 per share. The failure to adopt this proposal will put the Company in the position of potentially being unable to fulfill its obligations to issue shares upon the exercise of outstanding stock options and warrants.

	As of the Record Date, there were [36,030,591] shares of the Common Stock outstanding, and there were reserved, as of such date, an aggregate of [17,788,712] shares of the Common Stock, consisting of (1) 10,091,746 shares reserved for the exercise of warrants; (2) 2,500,000 shares reserved upon the conversion of convertible notes; (3) 1,532,679 shares reserved for issuance with respect to future acquisitions; and (4) an aggregate of 3,664,557 shares reserved for use in proposed transactions to take private its subsidiaries Good Ideas Enterprises, Inc. ("Good Ideas") and U.S. Drug Testing, Inc. ("U.S. Drug") as described in the succeeding paragraph. Due to the antidilution provisions in certain of the warrants and in the convertible notes, the number of shares reserved for issuance may in the future be further adjusted.

	The Company is currently seeking to acquire the minority stock interests in (1) U.S. Drug, which is 67.0% owned by the Company, by an offer of (a) an aggregate of 2,789,478 shares of the Common Stock to the minority stockholders of U.S. Drug in exchange for their shares of the common stock of U.S. Drug at a ratio of 1.62 of a share of the Common Stock for each share of common stock of U.S. Drug and (b) an aggregate of 243,000 shares issuable upon the exercise of Common Stock purchase warrants in exchange for U.S. Drug's outstanding common stock purchase warrants; and (2) Good Ideas, which is 60.8% owned by the Company, by an offer of (a) an aggregate of 557,524 shares of the Common Stock to the minority stockholders of Good Ideas in exchange for their shares of the common stock of Good Ideas at a ratio of .36 of a share of the Common Stock for each share of common stock of Good Ideas and (b) an aggregate of 74,285 shares issuable upon the exercise of Common Stock purchase warrants in exchange for Good Idea's outstanding common stock purchase warrants. Although there can be no assurance that these acquisitions will be consummated, if they are, the Company will be required to issue an aggregate of 3,347,002 shares and reserve an aggregate of 317,285 shares for the exercise of the warrants.

	An aggregate of [53,819,303] shares of the Common Stock would be outstanding if all of the shares reserved as of the Record Date were issued. Accordingly, the authorization of shares would be exceeded by [3,819,303] shares. In addition, because of the Company's financing requirements, primarily to finance the development of drug testing products, additional shares will likely be issued, whether made subject to additional Common Stock purchase warrants and/or stock options or issued directly.

<PAGE 3>

	The Board has in the past granted stock options and issued Common Stock purchase warrants to employees as additional compensation and deems it advisable to be in a position to grant stock options and warrants in the future as an incentive for attracting and retaining qualified and competent employees by providing them with the ability to acquire a proprietary interest in the Company through ownership of the Common Stock.. The Board deems it advisable to have shares of the Common Stock available for such purposes in the future. The Company currently has no such stock option plan.

	Although the Board has no specific company, other than U.S. Drug and Good Ideas, as to which its stock or assets would be acquired under consideration, the Board believes that, should an appropriate acquisition opportunity present itself in the future, the Company should have the flexibility to use shares of the Common Stock instead of, or in addition to, cash to effect such an acquisition.

	Except as described in the preceding four paragraphs, there are no other proposals for use of the Common Stock which have been approved or which are currently under consideration by the Board of Directors.

Effect on Stockholders

	Holders of the Common Stock have no preemptive rights and are entitled to dividends when and if declared by the Board of Directors (see the second succeeding paragraph). Each holder of the Common Stock has one vote per share on all matters submitted to stockholders for a vote. The proposed Amendment to the Certificate of Incorporation would create no material differences between shares of the Common Stock prior to the Amendment and the shares of the Common Stock after the Amendment.

	Authorization of the additional shares of the Common Stock will have no effect on the rights of the existing holders of the Common Stock and their rights will continue as described in the preceding paragraph, unless and until such shares are issued, in which event the only effect will be a dilution of the voting rights of such holders as a result of the increased number of outstanding shares of the Common Stock.

	Although the issuance of additional shares of the Common Stock would theoretically increase the amount necessary to pay dividends, because of the Company's cash requirements and continuing losses, management does not anticipate that cash dividends will be paid on the Common Stock in the foreseeable future.

	The fact that the Company may issue so many additional shares may, in the opinion of management, have a depressive effect on the market price for the Common Stock.

	The number of the additional shares which may be issued and the extent of dilution of voting rights cannot be predicted because the Board does not know for what number of shares, if

<PAGE 4>

any, whether part or all of the outstanding stock warrants will be exercised. In addition, the Board does not know the number of shares, whether of the Common Stock or securities convertible or exercisable into shares of the Common Stock, that may be issued in future private placements or public offerings, or which may be used to effectuate future acquisitions.

	For the reasons described above, the Board of Directors recommends that the stockholders vote FOR an increase in the authorized number of shares of the Common Stock. Approval of the increase in the authorized number of shares of the Common Stock requires the affirmative vote of a majority of all of the outstanding shares entitled to vote at the Special Meeting and proxies not marked to the contrary will be so voted at the Special Meeting.

                  INTEREST OF MANAGEMENT

	Because, Robert M. Stutman and Linda H. Masterson, each a director and an executive officer of the Company, Alan I. Goldman, John C. Lawn, Peter M. Mark, Michael S. McCord and Lee S. Rosen, each a director of the Company, and two other executive officers have outstanding warrants to purchase shares of the Common Stock and each director and executive officer may be granted warrants in the future, they have an interest in having the proposed Amendment to increase the number of authorized shares of the Common Stock approved by the stockholders. There is no other proposal in the Notice of Special Meeting.

	Of the outstanding warrants, the executive officers and directors of the Company hold Common Stock purchase warrants as follows:

	(1)	Robert M. Stutman, Chairman of the Board, Chief
Executive Officer and a director of the Company, holds warrants to purchase (a) 3,125 shares of the Common Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring December 13, 1998 issued to him for his consulting services while still an employee of Robert Stutman & Associates, Inc. ("RSA"), the operations of RSA now being conducted by the Robert Stutman & Associates Consulting Division of the Company;
(b) 105,500 shares of the Common Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring March 31, 1999 issued to him when the Common Stock purchase warrant to purchase 200,000 shares issued to RSA was divided among the RSA shareholders; and (c) 474,750 shares of the Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant expiring May 20, 1999 issued to him in exchange for his ownership interest in RSA when the Company acquired RSA on May 21, 1996;

	(2)	Linda H. Masterson, President and a director of the
Company, holds warrants to purchase (a) 10,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring November 15, 1998 issued to her as a director of the Company and (b) 200,000 shares of the Common Stock issuable upon the exercise at $2.125 per share and 400,000 shares of the Common Stock issuable upon the exercise at $3.125 per share of a

<PAGE 5>

Common Stock purchase warrant expiring May 12, 1999 issued pursuant to Ms. Masterson's terms of employment;

	(3)	Alan I. Goldman, John C. Lawn and Peter M. Mark, each a
director of the Company, each hold warrants to purchase (a) 10,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring November 15, 1998 and (b) 10,000 shares of the Common Stock issuable upon the exercise at $1.825 per share of a warrant expiring November 15, 1999, both issued to the holder as a director of the Company who is not employed by the Company or any subsidiary thereof;

	(4)	Michael S. McCord, a director of the Company, holds
warrants to purchase (a) 10,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring November 15, 1998 issued to Mr. McCord as a consultant to the Board of Directors of the Company and (b) 10,000 shares of the Company Common Stock issuable upon the exercise at $1.825 per share of a warrant expiring November 15, 1999 issued to him as a director of the Company who is not employed by the Company or any subsidiary thereof;

	(5)	Lee S. Rosen, a director of the Company, holds warrants
to purchase (a) 10,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring November 15, 1998 issued to Mr. Rosen as a director of the Company who is not employed by the Company or any subsidiary thereof; (b) 10,000 shares of the Common Stock issuable upon the exercise at $1.825 per share of a warrant expiring
November 15, 1999 issued to Mr. Rosen as a director of the Company who is not employed by the Company or any subsidiary thereof; (c) 200,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring
November 15, 1998; (d) 150,000 shares of the Common Stock issuable upon the exercise at $3.00 per share of a Common Stock purchase warrant expiring November 15, 2000; (e) 150,000 shares of the Common Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring November 15, 2000; (f)
300,000 shares of the Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant expiring April
17, 1999; and (g) 200,000 shares of the Common Stock issuable upon the exercise at $2.00 per share of a warrant expiring December 2, 1999; the Common Stock purchase warrants described in (c), (d) and
(e) were issued to Mr. Rosen as consideration for his services, not as a director of the Company, including those related to the private placement consummated in February, 1996, and 50,000 of the shares subject to each of the warrants described in (d) and (e) may be forfeited if none of the Common Stock purchase warrants issued to the purchasers in such private placement are exercised and may be reduced in the number of shares which may be exercised pro rata to the exercise of the private placement warrants;

	(6)	Robert Muccini, the Vice President, Finance, the
Treasurer, the Chief Financial Officer and the Chief Accounting Officer of the Company, holds a Common Stock purchase warrant expiring December 15, 2003 to purchase 40,000 shares of the Common Stock at $2.125 per share; and

<PAGE 6>

	(7)	Brian Stutman, the Vice President, Sales and Marketing
of the Company, holds warrants to purchase (a) 159,876 shares of the Common Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring March 31, 1999 issued to him when the Common Stock purchase warrant to purchase 200,000 issued to RSA was divided among the RSA shareholders and (b)
317,250 shares of the Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant expiring May
20, 1999 issued to him in exchange for his ownership interest in RSA.


                   FINANCIAL STATEMENTS

	The following financial statements, management's discussion and analysis and market information, all of which appear in the Company's Annual Report on Form 10-K, for the year ended March 31, 1996 ("fiscal 1996"), a copy of which accompanies this Proxy
Statement, are incorporated herein by this reference:

                                               											       Page in
		Item									                                                  Form 10-K
  ----                                                           ---------

	1.	Report of Independent Auditors...........................   	F-1

 2.	Report of Independent Certified Public Accountants.......	  	F-2

	3.	Consolidated Balance Sheets at March 31, 1997 and 1995...   	F-3

	4.	Consolidated Statements of Operations for the
  		Years Ended March 31, 1996, 1995 and 1994................  		F-4

	5.	Consolidated Statements of Stockholders' Equity for
  		the Years Ended March 31, 1996, 1995 and 1994............   	F-5

	6.	Consolidated Statements of Cash Flow for the Years
  		Ended Years Ended March 31, 1996, 1995 and 1996..........  		F-8

	7.	Notes to Consolidated Financial Statements...............  		F-10

	8.	Market Information.......................................  		18

	9.	Management's Discussion and Analysis or Plan of
	  	Operations...............................................   	21


<PAGE 7>

	The following financial statements, all of which appear in the Company's Quarterly Report on Form 10-Q for the quarter ended
December 31, 1996, a copy of which report accompanies this Proxy
Statement, are incorporated herein by this reference:

                                                          				Page in
                                                          				Form 10-Q
                                                              ---------
		Item
  ----

	1.	Consolidated Balance Sheets at December 31, 1996
    (unaudited) and March 31, 1996..........................	  	 1

	2.	Consolidated Statements of Operations (unaudited) for
    the Quarter and the Nine Months Ended
    December 31, 1996 and 1995..............................   		3

	3.	Consolidated Statements of Cash Flows for the
  		Nine Months Ended December 31, 1996 and 1995............   		4

	4.	Notes to Consolidated Financial Statements (unaudited)
  		December 31, 1996.......................................    	6

	A representative of Ernst & Young LLP, the Company's independent public accountants for the fiscal years ending March
31, 1996 and 1997 will not be present at the meeting.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    HOLDERS AND MANAGEMENT

	The following table sets forth certain information, as of the Record Date, with respect to (1) any person who owned beneficially more than 5% of the Common Stock; (2) each director of the Company; (3) the Chief Executive Officer of the Company; (4) each executive officer of the Company (including the then Chief
Executive Officer) who was paid more than $100,000 in fiscal 1996, whether or not he or she was still an executive officer on the Record Date; and (5) all directors and executive officers as a group. Each beneficial owner has advised the Company that he or she has sole voting and investment power as to the shares of the Common Stock reported in the table, except that the Common Stock purchase warrants and stock options described in the notes below do not have any voting power until exercised and may not be sold or otherwise transferred except in compliance with the Securities Act.

<PAGE 8>

                            				     Number of Shares
Name and Address				                 Beneficially Owned		          	Percentage
----------------                     ------------------             ----------

Steven A. Cohen(2)				               1,748,100(3)			               	4.9%
777 Long Ridge Road
Stamford, CT  06902

S.A.C. Capital Associates, LLC(2)	   508,100(4)		                   1.4%
777 Long Ridge Road
Stamford, CT  06902

Robert M. Stutman (5)	               930,500(6)		                   2.5%
4517 N.W. 31st Avenue
Ft. Lauderdale, FL  33309

Linda H. Masterson(7)	               210,000(8)				                 nil
10410 Trademark Street
Rancho Cucamonga, CA 91730

Gary S. Wolff (9)	                   25,000(10) 	                  	nil
190 Sylvan Avenue
Englewood Cliffs, NJ 07632

James C. Witham(11)	                 878,500	                      	2.4%
27 La Costa Drive
Rancho Mirage, CA 92270

Karen B. Laustsen (12)	              104,500	                     		nil
3000 C La Paz Lane
Diamond Bar, CA 91765

Alan I. Goldman (13)                	20,000(14)                  			nil
497 Ridgewood Avenue
Glen Ridge, NJ  07028

John C. Lawn (13)                   	20,000(14) 	                 		nil
c/o The Century Council
550 South Hope Street
Suite 1950
Los Angeles, CA  90071-2604


<PAGE 9>

                                    	Number of Shares
Name and Address			                 	Beneficially Owned		         	Percentage
----------------                     ------------------            ----------

Peter M. Mark (13)                  	587,600(14) 		               	1.6%
5531 Sugar Hill
Houston, TX 77056

Michael S. McCord (13)	              234,441(15)	                 	nil
Suite 701
2001 Kirby Drive
Houston, TX  77019

Lee S. Rosen (13)	                   1,478,648(16)		              4.0%
17332 Saint James Court
Boca Raton, FL 33496

All directors and	                   3,884,565(6)(8)	             10.2%
executive officers as a group
(eight persons)	(14)(15)(16)

___________________________

1.	 The percentages computed in this column of the table are
    based upon [36,030,591] shares of the Common Stock outstanding on the Record Date and effect being given, where appropriate, pursuant to Rule 13d-3(d)(1) under the Exchange Act, to shares issuable upon the exercise of Common Stock purchase warrants and stock options which are currently exercisable or exercisable within 60 days of the Record
    Date.

2.  Steven A. Cohen and S.A.C. Capital Associates, LLC filed a
    Schedule 13D, as amended, (the "Cohen Schedule 13D"), because their joint beneficial ownership may constitute ownership by a "group" as such term is defined in Rule 13d-5(b) under the Exchange Act. Based on the holders' advice to the Company and the subsequent grants by the Company, the group beneficially owned an aggregate of 2,354,200 shares or 6.6% of the outstanding shares on the Record Date.

3. The shares reported in the table as being beneficially owned reflect (a) 1,743,100 shares of the Common Stock and (b) 5,000 shares of the Common Stock issuable at $1.8125 per share upon the exercise of a warrant expiring November 15, 1999. The shares reported in the table do not reflect (a) 2,500,000 shares of the Common Stock issuable upon the conversion of a convertible note at $2.00 per share and (b) 1,250,000 shares of the Common Stock issuable at $2.00 per share upon the exercise of a warrant expiring June 30, 2000, because neither the convertible note is convertible, nor the warrant expiring June

<PAGE 10>

    30, 2000, exercisable, on the Record
    Date or within 60 days thereafter.

4.	 The shares reported in the table as being beneficially owned reflect (a) 503,100 shares of the Common Stock and (b) 5,000 shares of the Common Stock issuable at $1.8125 per share upon the exercise of a warrant expiring November 15, 1999.
    The Cohen Schedule 13D reported that S.A.C. Capital
    Associates, LLC, an Anguillan limited liability company, acquired the foregoing securities, but, because S.A.C.
    Capital Advisors, LLC, a Delaware limited liability company, has voting and dispositive power over the securities, the latter was deemed to be the beneficial owner thereof. The shares reported in the table do not reflect (a) 2,500,000 shares of the Common Stock issuable upon the conversion of a convertible note at $2.00 per share and (b) 1,250,000 shares of the Common Stock issuable at $2.00 per share upon the exercise of a warrant expiring June 30, 2000 because neither the convertible note is convertible, nor the warrant expiring June 30, 2000 exercisable, on the Record Date or within 60 days thereafter.

5.	 Mr. Stutman was elected as Chairman of the Board and a
    director of the Company and designated as its Chief
    Executive Officer on April 18, 1996.

6.	 The shares reported in the table include (a) 3,125 shares of the Common Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring December
    13, 1998 issued to him for his consulting services while still an employee of Robert Stutman & Associates, Inc.
    ("RSA"); (b) 105,500 shares of the Common Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring March 31, 1999 issued to him when the Common Stock purchase warrant to purchase 200,000 shares issued to RSA was divided among the RSA shareholders; and
    (c) 474,750 shares of the Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant expiring May 20, 1999 issued to him in exchange for his ownership interest in RSA.

7.	 Ms. Masterson, a director of the Company, became its
    President and Chief Operating Officer effective May 13,
    1996. Effective November 19, 1996, Ms. Masterson relinquished her duties as Chief Operating Officer in order to concentrate on certain operations of the Company.

8.	 The shares reported in the table reflect (a) 10,000 shares
    of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring
    November 15, 1998 issued to her as a director of the Company on the same basis as described in Note 14 to the table and
    (b) 20,000 shares of the Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant expiring May 12, 1999 issued pursuant to Ms. Masterson's terms of employment, which 20,000 shares

<PAGE 11>

    are the only shares as to which the warrant to purchase an aggregate of 400,000 shares is currently exercisable or exercisable within 60 days of the Record Date.

9. 	Mr. Wolff was the Treasurer, Chief Financial Officer and
    Chief Accounting Officer of the Company until he resigned on July 3, 1996.

10.	The shares reported in the table reflect (a) 15,000 shares
    of the Common Stock issuable upon the exercise at $1.06 per share of a Common Stock purchase warrant expiring September 30, 1996 and (b) 10,000 shares of the Common Stock issuable upon the exercise at $4.00 per share of a Common Stock purchase warrant expiring May 17, 1997.

11.	Mr. Witham was the Chairman, the President, the Chief
    Executive Officer and a director of the Company until April
    18, 1996.

12.	Ms. Laustsen was an Executive Vice President and a director
    of the Company until April 18, 1996.

13.	A director of the Company.

14.	The shares reported in this table include or reflect (a)
    10,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring November 15, 1998 and (b) 10,000 shares of the Common Stock issuable upon the exercise at $1.825 per share of a warrant expiring November 15, 1999, both issued to the holder as a director of the Company who is not employed by the Company or any subsidiary thereof.

15.	The shares reported in the table include (a) 10,000 shares
    of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring
    November 15, 1998 issued to Mr. McCord as a consultant to the Board of Directors of the Company and (b) 10,000 shares of the Common Stock issuable upon the exercise at $1.825 per share of a warrant expiring November 15, 1999 issued to him as a director of the Company on the same basis as those described in Note 14 to this table.

16.	The shares reported in the table include (a) 10,000 shares
    of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring
    November 15, 1998 issued to Mr. Rosen on the same basis as those described in Note 14 to this table; (b) 10,000 shares of the Common Stock issuable upon the exercise at $1.825 per share of a warrant expiring November 15, 1999 issued to Mr. Rosen on the same basis as those described in Note 14 to this table; (c) 200,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring November 15, 1998; (d) 150,000 shares of the Common Stock issuable upon the

<PAGE 12>

    exercise at $3.00 per share of a Common Stock purchase warrant expiring November 15, 2000; (e) 150,000 shares of the Common Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring November 15, 2000; (f)
    300,000 shares of the Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant expiring April 17, 1999; and (g) 200,000 shares of the Common Stock issuable upon the exercise at $2.00 per share of a warrant expiring December 2, 1999. The Common
    Stock purchase warrants described in (c), (d) and (e) were issued to Mr. Rosen as consideration for his services, including those related to the private placement consummated in February 1996. 50,000 of the shares subject to each of the warrants described in (d) and (e) may be forfeited if none of the Common Stock purchase warrants issued to the purchasers in such private placement are exercised and may be reduced in the number of shares which may be exercised pro rata to the exercise of the private placement warrants.

17.	The shares reported in the table include, in addition to
    those reported for a director (who may also be an executive officer) elsewhere in the table (see the text relating to Notes 6, 8, 14, 15 and 16 to the table), (a) 176,250 shares of the Common Stock issued to an executive officer of SAT in exchange for his ownership interest in RSA; (b) 59,876 shares of the Common Stock issuable upon the exercise at $2.00 per share by such executive officer of a Common Stock purchase warrant expiring March 31, 1999 issued to him when the Common Stock purchase warrant to purchase 200,000 shares issued to RSA was divided among the RSA shareholders; and
    (c) 317,250 shares of the Common Stock issuable upon the exercise at $2.125 per share by such executive officer of a Common Stock purchase warrant expiring May 20, 1999 issued to him in exchange for his ownership interest in RSA. The shares reported in the table exclude 40,000 shares of the Common Stock issuable upon the exercise at $2.125 per share by another executive officer of a warrant expiring December 15, 2003 because the warrant is not currently exercisable or exercisable within 60 days of the Record Date.


          OTHER MATTERS COMING BEFORE THE SPECIAL MEETING

	As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Special Meeting other than the proposal set forth in the attached Notice of Special Meeting. If any other matters properly come before the Special Meeting, it is intended that the holders of the management proxies will vote thereon in their discretion.

<PAGE 13>

                        	MISCELLANEOUS

	The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by the officers or directors of the Company.

	Stockholder proposals for inclusion in the Company's Proxy Statement for the Special Meeting must be received no later than a reasonable time before the solicitation is made.

							                           By Order of the Board of Directors

                          							/s/Robert W. Berend
                                 -----------------------------------
                          							Robert W. Berend
							                          Secretary



April 7, 1997

<PAGE I>

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----------------------------                ---------------------------------



                              								    	 Substance Abuse Technologies, Inc.

	Table of Contents

                        								      Page


Notice of the Special Meeting               	 	Notice of Special Meeting
   of Stockholders.................    NA		     of Stockholders on May 5, 1997
Proxy Statement:
Voting Securities..................    	1
Proposal One: Approval of the Income
   in the Number of Authorized
   Shares of Common Stock.........      2
   Effect on Stockholders.........	   	 3
Interest of Management............   		 4
Financial Statements..............   		 6
Security Ownership of Certain
 Beneficial Holders and
 Management.......................      7
Other Matters Coming Before
 the Special Meeting..............   		12
Miscellaneous.....................   		13


-------------------------------                 ------------------------------
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<PAGE II>


PROXY	                 SUBSTANCE ABUSE TECHNOLOGIES, INC.
               	4517 N.W. 31st Avenue, Ft. Lauderdale, Florida  33309
             	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    	SPECIAL MEETING OF STOCKHOLDERS-MAY 5, 1997


	The undersigned hereby appoints Robert Stutman and Linda H. Masterson, or either of them, as Proxy or Proxies of the undersigned with full power of substitution or revocation to attend and to represent the undersigned at the Special Meeting of Stockholders of Substance Abuse Technologies, Inc. (the "Company") to be held on May 5, 1997, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the directions indicated below.

	PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE
ENCLOSED ENVELOPE.

 	Approval of the increase in the number of authorized shares of the Company.

[] FOR the increase in the number of shares	   [] AGAINST the increase in
the number of shares     [] ABSTAIN

	If no specification is made, this proxy will be voted FOR the Proposal listed above.




	Dated:________________________



	Name:________________________



                               										Please sign exactly
                                         as name appears
                                         above.  For joint
                                         accounts, each joint
                                         owner must sign.
                                         Please give full
                                         title if signing in
                                         a representative
                                         capacity.

                               										Please check if you
                                         plan to attend this
                                         Special Meeting  []